EXHIBIT INDEX


Exhibit      Description of Document
Number

EX-99.B1a    Articles of  Incorporation  of Twentieth  Century  Strategic  Asset
             Allocations,   Inc.   (filed   electronically   as  Exhibit  1a  to
             Pre-Effective  Amendment  No. 3 on Form N-1A,  filed on December 1,
             1995, and incorporated herein by reference).

EX-99.B1b    Articles  of  Amendment  of  Twentieth   Century   Strategic  Asset
             Allocations, Inc., dated November 28, 1995 (filed electronically as
             Exhibit 1b to  Pre-Effective  Amendment  No. 3 on Form N-1A,  filed
             December 1, 1995, and incorporated herein by reference).

EX-99.B1c    Articles   Supplementary  of  Twentieth   Century  Strategic  Asset
             Allocations, Inc., dated December 26, 1995 (filed electronically as
             Exhibit 1c to Pre-Effective  Amendment No. 4 on Form N-1A, filed on
             February 5, 1996, and incorporated herein by reference).

EX-99.B1d    Articles  of  Amendment  of  Twentieth   Century   Strategic  Asset
             Allocations,  Inc., dated January 29, 1996 (filed electronically as
             Exhibit 1d to Pre-Effective  Amendment No. 4 on Form N-1A, filed on
             February 5, 1996, and incorporated herein by reference).

EX-99.B1e    Articles   Supplementary  of  Twentieth   Century  Strategic  Asset
             Allocations,  Inc., dated January 29, 1996 (filed electronically as
             Exhibit 1e to Pre-Effective  Amendment No. 4 on Form N-1A, filed on
             February 5, 1996, and incorporated herein by reference).

EX-99.B1f    Articles  of  Amendment  of  Twentieth   Century   Strategic  Asset
             Allocations,  Inc., dated December 2, 1996 (filed electronically as
             Exhibit 1f to Post-Effective Amendment No. 2 on Form N-1A, filed on
             March 26, 1997, and incorporated herein by reference).

EX-99.B1g    Articles   Supplementary  of  American   Century   Strategic  Asset
             Allocations,  Inc., dated December 2, 1996 (filed electronically as
             Exhibit 1g to Post-Effective Amendment No. 2 on Form N-1A, filed on
             March 26, 1997, and incorporated herein by reference).

EX-99.B2a    By-Laws of Twentieth  Century  Strategic  Asset  Allocations,  Inc.
             (filed electronically as Exhibit 2 to Pre-Effective Amendment No. 3 on Form N-1A, filed December 1, 1995, and incorporated herein by reference).

EX-99.B2b    Amendment of By-Laws of American Century Mutual Funds,  Inc. (filed as Exhibit 2b to Post-Effective Amendment No. 9 to the Registration
             Statement  on Form N-1A of  American  Century  Capital  Portfolios,
             Inc., Commission File No. 33-64872, and incorporated herein by reference).

EX-99.B4 Specimen certificate representing shares of common stock of American Century Strategic Asset Allocations, Inc (filed electronically as Exhibit 4 to Post-Effective Amendment No. 2 on Form N-1A, filed on March 26, 1997, and incorporated herein by reference).

EX-99.B5 Management Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Management, Inc., dated August 1, 1997.

EX-99.B6 Distribution Agreement between American Century Strategic Asset Allocations, Inc., and Funds Distributor, Inc. dated January 15, 1998 (filed electronically as Exhibit 6 to Post-Effective Amendment No. 28 on form N-1A of American Century Target Maturities Trust, Inc., File No. 2-94608, and incorporated herein by reference).

EX-99.B8a    Global Custody  Agreement  between The Chase Manhattan Bank and The
             Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 31 on Form N1-A of American Century Government Income Trust, Commission
             File No. 2-99222, and incorporated herein by reference).

EX-99.B8b    Master Agreement  between Commerce Bank, N.A. and Twentieth Century
             Services,  Inc.  dated  January 22, 1997 (filed as Exhibit  8(d) to
             Post-Effective  Amendment  No. 76 on Form N-1A of American  Century
             Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement, dated as of February 1, 1996, by and between Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 to Pre-Effective Amendment No. 4 on Form N-1A, filed February 5, 1996, and incorporated herein by reference).

EX-99.B10    Opinion and Consent of Counsel.

EX-99.B11a   Consent of Deloitte & Touche LLP.

EX-99.B11b   Consent of Ernst & Young LLP.

EX-99.B12    Annual  Report  dated  November 30, 1997 (filed  electronically  on
             January 29, 1998, and incorporated herein by reference).

EX-99.B14    Model Retirement Plans (filed as Exhibits 14a, 14b, 14c, and 14d to
             Pre-Effective Amendment No. 2 to the Registration Statement on Form
             N-1A of Twentieth  Century World Investors,  Inc.,  Commission File
             No. 33-39242, and incorporated herein by reference).

EX-99.B15a   Master  Distribution  and  Shareholder  Services  Plan of Twentieth
             Century Capital  Portfolios,  Inc.,  Twentieth  Century  Investors,
             Inc.,  Twentieth  Century  Strategic  Asset  Allocations,  Inc. and
             Twentieth  Century  World  Investors,  Inc.  (Advisor  Class) dated
             September 3, 1996 (filed electronically as a part of Post-Effective
             Amendment  No.  9  on  Form  N-1A  of  American   Century   Capital
             Portfolios, Inc., Commission File No. 33-64872, and incorporated herein by reference).

EX-99.B15b   Amendment No. 1 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as a part of Post-Effective Amendment
             No.  77 on Form  N-1A  of  American  Century  Mutual  Funds,  Inc.,
             Commission File No. 2-14213, and incorporated herein by reference).

EX-99.B15c   Amendment No. 2 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as a part of Post-Effective
             Amendment  No. 78 on Form N-1A of American  Century  Mutual  Funds,
             Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.B15d   Shareholder  Services Plan of Twentieth Century Capital Portfolios,
             Inc.,   Twentieth  Century  Investors,   Inc.,   Twentieth  Century
             Strategic  Asset  Allocations,  Inc. and  Twentieth  Century  World
             Investors, Inc. (Service Class) dated September 3, 1996. (filed electronically as a part of Post-Effective Amendment No. 9 on Form
             N-1A of American Century Capital Portfolios,  Inc., Commission File
             No. 33-64872). and incorporated herein by reference).

EX-99.B16    Schedule of Computations of Advertising Performance Quotations.

EX-99.B17    Power of Attorney dated January 23, 1998.

EX-99.B18a   Multiple Class Plan of Twentieth Century Capital Portfolios,  Inc.,
             Twentieth  Century  Investors,  Inc.,  Twentieth  Century Strategic
             Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
             dated  September  3,  1996  (filed  electronically  as as a part of
             Post-Effective  Amendment  No. 9 on Form N-1A of  American  Century
             Capital  Portfolios,   Inc.,  Commission  File  No.  33-64872,  and
             incorporated herein by reference).

EX-99.B18b   Amendment No. 1 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated June 13, 1997 (filed electronically as a part of Post-Effective Amendment No. 77 on Form N-1A of American Century Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.B18c   Amendment No. 2 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World  Mutual  Funds,   Inc.   dated   September  30,  1997  (filed
             electronically as a part of Post-Effective Amendment No. 78 on Form
             N-1A of American  Century Mutual Funds,  Inc.,  Commission File No.
             2-14213, and incorporated herein by reference).

EX-27.7.1    Financial Data Schedule for Strategic Allocation: Conservative.

EX-27.7.2    Financial Data Schedule for Strategic Allocation: Moderate.

EX-27.7.3    Financial Data Schedule for Strategic Allocation: Aggressive.